Exhibit 10.9(e)
                                                                 ---------------


                                  August 15, 1991



Mr. Kenneth C. Karas, President
Zond Systems, Inc.
P.O. Box 1910
13000 Jameson Road
Tehachapi, CA 93561

Dear Mr. Karas:

Subject: Consent to Partial Termination of the Long-Term Power Purchase
         Contract Between Southern California Edison Company and
         Zond Windsystem Partners 85-B - Monolith II - OFID 6044
         --------------------------------------------------------------

Pursuant to the request of Mr. Kenneth C. Karas, of Zond Systems, Inc.
("Zond"), Southern California Edison Company ("Edison") herewith consents to the termination of 2.5 MW of nameplate capacity of the Power Purchase Contract ("Contract") executed between Edison and Zond, on June 22, 1984. The remaining
22.5 MW of nameplate capacity of the Contract shall remain in full force and effect.

By the signatures of the Parties below, the 2.5 MW of nameplate capacity of the Contract is hereby terminated, effective as of the latter of the two execution dates which appear below.

                                    Sincerely,

                                    SOUTHERN CALIFORNIA EDISON COMPANY

                                    By:    /s/ G. J. Bjorklund
                                         -----------------------------
                                              Glenn J. Bjorklund
                                                Vice President

                                    Date:       6 Dec. 1991
                                          -----------------------------

So Agreed:

KENNETH C. KARAS - ZOND WINDSYSTEM PARTNERS 85-B - MONOLITH I
  /s/ Kenneth C. Karas
-------------------------------
        Kenneth C. Karas
           President

Date:        11/7/91
      -------------------------

RDG: ldn
V841